                               GOVETT ASIA FUND
                           GOVETT LATIN AMERICA FUND
                               EACH A SERIES OF
                            THE GOVETT FUNDS, INC.
                       250 MONTGOMERY STREET, SUITE 1200
                        SAN FRANCISCO, CALIFORNIA 94104

                                                               October 16, 1998
Dear Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of each of Govett Asia Fund and Govett Latin America Fund (together, the "Acquired Funds"), series of The Govett Funds, Inc. (the "Company"), to be held at the offices of PricewaterhouseCoopers LLP, 333 Market Street, 21st Floor, San Francisco, California 94104 on December 15, 1998 at 2:00 p.m. local time.

  At this important meeting you will be asked to consider and approve a Plan of Reorganization on behalf of each Acquired Fund and Govett Emerging Markets Equity Fund (the "Acquiring Fund").

  If the proposal is approved by the shareholders of an Acquired Fund, the Acquiring Fund would acquire substantially all of the assets and assume certain liabilities of that Acquired Fund. As a result, you, as a shareholder of such Acquired Fund, would receive, in exchange for your shares of such Acquired Fund, Class A Retail shares of the Acquiring Fund with an aggregate value equivalent to the aggregate net asset value of your Acquired Fund shares at the time of the transaction. Approval by the shareholders of one Acquired Fund, and the consummation of the transaction with respect to that Acquired Fund, are not conditioned on the approval by shareholders of the other Acquired Fund or the consummation of the transaction with respect to such other Acquired Fund. Each transaction, however, is conditioned upon the receipt of an opinion of counsel to the effect that the transaction would be free from federal income taxes to you and your Acquired Fund.

  The Board of Directors of the Company has determined that the proposed reorganization should provide benefits to shareholders of the Acquired Funds because of the enhanced economies of scale and more efficient operations which are expected to result from combining funds with the same investment manager and sub-adviser, the same multiple class structure, the same sales load structure and similar investment objectives and policies.

  I thank you for your participation as a shareholder and urge you to please exercise your right to vote by completing, dating and signing the enclosed proxy card or, if you own shares in each Acquired Fund, proxy cards. A self-addressed, postage-paid envelope has been enclosed for your convenience. We look forward to receiving your vote.

  IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN DECEMBER 8, 1998.

  Instructions for shares held of record in the name of a nominee, such as a broker-dealer, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

                                       Sincerely,

                                       Patrick K. Cunneen
                                       Chairman of the Board of Directors

                               GOVETT ASIA FUND
                           GOVETT LATIN AMERICA FUND
                               EACH A SERIES OF
                            THE GOVETT FUNDS, INC.
                       250 MONTGOMERY STREET, SUITE 1200
                        SAN FRANCISCO, CALIFORNIA 94104

                               ---------------

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 15, 1998

                               ---------------

  A Special Meeting of Shareholders of Govett Asia Fund (the "Asia Fund") and Govett Latin America Fund (the "Latin America Fund"), each a portfolio series of The Govett Funds, Inc., a Maryland corporation (the "Company"), will be held at the offices of PricewaterhouseCoopers LLP, 333 Market Street, 21st Floor, San Francisco, California 94104, on December 15, 1998 at 2:00 p.m. local time (the "Meeting") for the following purposes:

1. By the shareholders of record of the Asia Fund, to consider and act upon a Plan of Reorganization (the "Plan") providing for the transfer of the assets of the Asia Fund (subject to certain liabilities) to Govett Emerging Markets Equity Fund (the "Acquiring Fund") in exchange for Class A Retail shares of the Acquiring Fund, the distribution of such shares to shareholders of the Asia Fund and the subsequent liquidation of the Asia Fund;

2. By the shareholders of record of the Latin America Fund, to consider and act upon the Plan providing for the transfer of the assets of Latin America Fund (subject to certain liabilities) to the Acquiring Fund in exchange for Class A Retail shares of the Acquiring Fund, the distribution of such shares to the shareholders of the Latin America Fund and the subsequent liquidation of the Latin America Fund; and

3. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

  The close of business on October 5, 1998 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                       By Order of the Directors,

                                       Alice L. Schulman, Secretary
October 16, 1998
Date of Notice

                             QUESTIONS AND ANSWERS

Q.WHY AM I RECEIVING THIS MATERIAL AND WHAT AM I SUPPOSED TO DO WITH IT?

A.This material is being sent to you as a shareholder of either Govett Asia Fund or Govett Latin America Fund.

  Proposals 1 and 2 described in the Prospectus/Joint Proxy Statement ask shareholders of Govett Asia Fund and Govett Latin America Fund to, in effect, change to another mutual fund. If you are a Govett Asia Fund shareholder and the shareholders of Govett Asia Fund approve Proposal 1, Govett Asia Fund will combine with Govett Emerging Markets Equity Fund and you will exchange your shares of Govett Asia Fund for shares of Govett Emerging Markets Equity Fund. If you are a Govett Latin America Fund shareholder and the shareholders of Govett Latin America Fund approve Proposal 2, Govett Latin America Fund will combine with Govett Emerging Markets Equity Fund and you will exchange your shares of Govett Latin America Fund for shares of Govett Emerging Markets Equity Fund.

  There are no sales charges in connection with either transaction. In exchange for your shares, you will receive shares of Govett Emerging Markets Equity Fund with a total net asset value equal to the total net asset value of the shares that you exchanged.

  The Board of Directors is asking the shareholders of each fund, Govett Asia Fund or Govett Latin America Fund, to approve the combination of their fund with Govett Emerging Markets Equity Fund and to exchange their shares for shares of Govett Emerging Markets Equity Fund.

  You should read the material carefully, mark your vote on the enclosed Proxy Card and send it back before December 8, 1998.

Q. WHY ARE THESE TRANSACTIONS BEING PROPOSED?

A.The Board of Directors believes that, in the current competitive environment, each of Govett Asia Fund and Govett Latin America Fund is too small to manage effectively, which may affect the performance of the Fund. In addition, the investment adviser has heavily subsidized each Fund since its inception, however the subsidy could be discontinued at any time. Moreover, the shareholders of Govett Asia Fund and Govett Latin America Fund may benefit from the more diversified portfolio of Govett Emerging Markets Equity Fund.

Q.  WHAT IS THE DIFFERENCE BETWEEN PROPOSAL 1 AND PROPOSAL 2?

A.The two proposals are very similar, EXCEPT THAT Proposal 1 only affects shareholders of Govett Asia Fund, and only Govett Asia Fund shareholders are permitted to vote on it. If you are a shareholder of Govett Latin America Fund, you are not permitted to vote on Proposal 1, only on Proposal 2.

  Proposal 2 only affects shareholders of Govett Latin America Fund, and only Govett Latin America Fund shareholders are permitted to vote on it. If you are a shareholder of Govett Asia Fund, you are not permitted to vote on Proposal 2, only on Proposal 1.

  Proposal 1 and Proposal 2 are independent of each other. Thus, whether the transaction contemplated in Proposal 1 proceeds depends on whether Proposal 1 is adopted by the shareholders of Govett Asia Fund and does not depend on whether shareholders of Govett Latin America Fund approve Proposal 2. Similarly, whether the transaction contemplated in Proposal 2 proceeds depends on whether Proposal 2 is adopted by the shareholders of Govett Latin America Fund and does not depend on whether shareholders of Govett Asia Fund approve Proposal 1.

Q.  WHAT ARE THE TAX EFFECTS OF THE TRANSACTIONS?

  It is intended that none of Govett Asia Fund, Govett Latin America Fund or Govett Emerging Markets Equity Fund or any of their shareholders will have to pay any federal income tax as a result of the transactions.

Q.  HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

A.The Board of Directors recommends that you vote FOR the proposal that applies to your shares.

Q.  HOW DO I CONTACT YOU IF I HAVE ANY QUESTION?

A.You may call (800) 821-0803, Monday through Friday, 9:00 a.m. to 7:00 p.m. (Eastern Time).

              IMPORTANT INFORMATION ABOUT THE PROPOSALS IS SET
              FORTH IN THE ACCOMPANYING PROSPECTUS/JOINT PROXY
                    STATEMENT. PLEASE READ IT CAREFULLY.

                  PLEASE VOTE. YOUR VOTE IS IMPORTANT NO
                      MATTER HOW MANY SHARES YOU OWN.

                       PROSPECTUS/JOINT PROXY STATEMENT

                                --------------

                  CONCERNING THE ACQUISITION OF THE ASSETS OF

                               GOVETT ASIA FUND
                           GOVETT LATIN AMERICA FUND
                               EACH A SERIES OF
                            THE GOVETT FUNDS, INC.
                       250 MONTGOMERY STREET, SUITE 1200
                        SAN FRANCISCO, CALIFORNIA 94104
                                (800) 821-0803

                       BY AND IN EXCHANGE FOR SHARES OF

                      GOVETT EMERGING MARKETS EQUITY FUND
                                  A SERIES OF
                            THE GOVETT FUNDS, INC.
                       250 MONTGOMERY STREET, SUITE 1200
                        SAN FRANCISCO, CALIFORNIA 94104
                                (800) 821-0803

                                --------------

  This Prospectus/Joint Proxy Statement relates to the proposed transfer of the assets and the assumption of certain liabilities of each of Govett Asia Fund (the "Asia Fund") and Govett Latin America Fund (the "Latin America Fund," and together with the Asia Fund, the "Acquired Funds"), each a series of The Govett Funds, Inc., a Maryland corporation (the "Company"), to Govett Emerging Markets Equity Fund (the "Acquiring Fund," and together with the Acquired Funds, the "Funds"), another series of the Company, in exchange for Class A Retail shares of common stock, $.00001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares"). Following such transfer, Acquiring Fund Shares will be distributed to shareholders of the Acquired Funds and each Acquired Fund will be liquidated. As a result of the proposed transaction, each shareholder of Class A Retail shares of one or both Acquired Funds will receive in exchange for his or her Class A Retail shares of such Acquired Fund, Class A Retail shares of the Acquiring Fund with an aggregate value equal to the value of such shareholder's shares of the Acquired Fund, calculated as of the close of business on the business day immediately prior to the exchange. Currently, only Class A Retail shares of each Acquired Fund are issued and outstanding.

  This Prospectus/Joint Proxy Statement is furnished to the shareholders of the Acquired Funds in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors to be used at a Special Meeting of Shareholders of the Acquired Funds to be held at the offices of PricewaterhouseCoopers LLP, 333 Market Street, 21st Floor, San Francisco, California 94104, at 2:00 p.m. local time on December 15, 1998 and at any adjournments thereof (the "Meeting"). This document also serves as a prospectus of the Acquiring Fund and covers the proposed issuance of Acquiring Fund Shares. The Board of Directors of the Company may hereinafter be referred to as the "Board of Directors."

  The investment objective of the Asia Fund is to seek long-term capital appreciation by investing primarily in equity securities of companies located in Asia. The investment objective of the Latin America Fund is to seek long-term capital appreciation by investing primarily in equity and debt securities of issuers located in Latin America. The investment objective of the Acquiring Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Each of the Asia Fund and the Acquiring Fund is a diversified series of the Company; however, the Latin America Fund is not a diversified series of the Company. The Company is an open-end management company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

  This Prospectus/Joint Proxy Statement, which should be retained for future reference, sets forth concisely the information that shareholders of the Acquired Funds should know before investing. This Prospectus/Joint Proxy Statement is accompanied by the Prospectus of the Class A Retail shares of the Funds dated April 17, 1998, as supplemented June 4, 1998 and August 24, 1998, which is incorporated by reference herein. A Statement of Additional Information dated October 16, 1998, containing additional information relevant to the proposed transaction has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus/Joint Proxy Statement. The Annual Report of the Company for the period ended December 31, 1997 and the Semi-Annual Report of the Company for the period ended June 30, 1998 have been mailed to shareholders. The Annual Report and Semi-Annual Report should be read in conjunction with this Prospectus/Joint Proxy Statement. A copy of such Statement of Additional Information, Annual Report or Semi-Annual Report may be obtained without charge by writing to The Govett Funds, Inc., c/o First Data Investor Services Group, Inc. (formerly known, and referred to in this Prospectus/Joint Proxy Statement, as "FPS Services, Inc."), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 or by calling toll-free (800) 821-0803.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               October 16, 1998
                   Date of Prospectus/Joint Proxy Statement

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY ...................................................................   1
PRINCIPAL RISK FACTORS ....................................................   6
REASONS FOR THE REORGANIZATION ............................................   7
INFORMATION ABOUT THE REORGANIZATION ......................................   8
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES ..........................  12
COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS ......................  17
COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES ...........................  17
FISCAL YEAR ...............................................................  17
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS .............................  17
MANAGEMENT ................................................................  18
ADDITIONAL INFORMATION ABOUT THE FUNDS ....................................  18
VOTING INFORMATION ........................................................  19
EXPERTS ...................................................................  21
OTHER MATTERS .............................................................  21
NO ANNUAL MEETING OF SHAREHOLDERS .........................................  21
Exhibit A: Plan of Reorganization ......................................... A-1

                                    SUMMARY

  The following paragraphs summarize certain information contained in or incorporated by reference in this Prospectus/Joint Proxy Statement. This summary is not intended to be a complete statement of all material features of the proposed Reorganization (as described more fully below) and is qualified in its entirety by reference to the full text of this Prospectus/Joint Proxy Statement and the documents referred to herein.

  PROPOSED TRANSACTION. The Board of Directors of the Company has approved a Plan of Reorganization (the "Plan of Reorganization") providing for the transfer of all of the assets of each Acquired Fund to the Acquiring Fund (subject to the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, reflected on a statement of assets and liabilities of that Acquired Fund as of the close of business on the Valuation Date, as defined below) in exchange for Acquiring Fund Shares at a closing to be held following the satisfaction of the conditions to the Reorganization (the "Closing"). The aggregate net asset value of full and fractional Acquiring Fund Shares to be issued to shareholders of each Acquired Fund will equal the value of the aggregate net assets of the Acquired Fund as of the close of business on the business day immediately prior to the Closing (the "Valuation Date"). The number of Class A Retail shares (collectively, the "shares" or individually, a "share") to be issued to each Acquired Fund will be determined by dividing (a) the aggregate net assets in Class A Retail shares of that Acquired Fund by (b) the net asset value per Class A Retail share, respectively, of the Acquiring Fund, each computed as of the close of business on the Valuation Date. Acquiring Fund Shares will be distributed to shareholders of each Acquired Fund, and such Acquired Fund will be liquidated. The proposed transaction described above is referred to in this Prospectus/Joint Proxy Statement as the "Reorganization."

  As a result of the Reorganization, each Acquired Fund shareholder will receive, in exchange for his or her Class A Retail shares of such Acquired Fund, Class A Retail shares of the Acquiring Fund with an aggregate value equal to the value of such shareholder's shares of the Acquired Fund, calculated as of the close of business on the Valuation Date.

  At or prior to the Closing, each of the Acquired Funds shall declare a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to that Acquired Fund's shareholders all of the Acquired Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing. The Directors, including the Directors who are not "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have determined that the interests of existing shareholders of the Funds will not be diluted as a result of the transactions contemplated by the Reorganization and that the Reorganization would be in the best interests of the shareholders of the Acquired Funds and the Acquiring Fund. See "Information About the Reorganization."

  THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF EACH ACQUIRED FUND VOTE FOR APPROVAL OF THE PLAN OF REORGANIZATION.

  Approval of the Plan of Reorganization by the shareholders of the Asia Fund is a condition of the consummation of the Reorganization with respect to the Asia Fund, and approval of the Plan of Reorganization by the shareholders of the Latin America Fund is a condition of the consummation of the Reorganization with respect to the Latin America Fund. At the discretion of the Board of Directors, the Reorganization may proceed with respect to one Acquired Fund if the Plan of Reorganization is approved by the shareholders of that Acquired Fund even if the Plan of Reorganization is not approved by the shareholders of the other Acquired Fund. With respect to either Acquired Fund, the affirmative vote of the holders of a majority of the outstanding shares (within the meaning of the 1940 Act) of such Acquired Fund, voting together as a single class, is required to approve the Plan of Reorganization on behalf of such Fund. A "majority" vote is defined in the 1940 Act as the vote of the holders of the lesser of (a) 67% or more of the shares of an Acquired Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of an Acquired Fund, voting together as a single class. See "Voting Information."

  TAX CONSEQUENCES. Counsel to the Company, Goodwin, Procter & Hoar LLP, will opine that, subject to customary assumptions and representations, upon consummation of the Reorganization with respect to each Acquired Fund and the transfer of substantially all of the assets of such Acquired Fund to the Acquiring Fund, with respect to such Acquired Fund: (i) the transfer of all the assets of such Acquired Fund for Acquiring Fund Shares and the assumption by the Acquiring Fund of all stated liabilities of such Acquired Fund will constitute a "reorganization" for federal income tax purposes, and the Acquired Fund and the Acquiring Fund will each be a "party to a reorganization" for federal income tax purposes; (ii) no gain or loss will be recognized by such Acquired Fund or the Acquiring Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for Acquiring Fund Shares; (iii) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of shares of the Acquired Fund for Acquiring Fund Shares; (iv) the basis of Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the basis of such Acquired Fund shares exchanged therefor; and (v) the basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the Reorganization. See "Information About the Reorganization."

  INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the Asia Fund is to seek long-term capital appreciation by investing primarily in equity securities of companies located in Asia. Under normal market conditions, Asia Fund invests primarily in common stocks, preferred stocks and warrants to acquire such stocks of issuers located in any country in Asia, provided that the fund invests in at least three issuers located in different countries. Asia Fund may invest up to 35% of its total assets in other equity securities, in debt obligations convertible into equity securities and in non-convertible debt securities.

  The investment objective of the Latin America Fund is to seek long-term capital appreciation by investing primarily in equity and debt securities of issuers located in Latin America. Under normal market conditions, Latin America Fund invests primarily in common stocks, preferred stocks, warrants to acquire such stocks and debt securities (such as, government or sovereign or corporate bonds, notes and debentures) of issuers located in any country in Latin America. Latin America Fund must invest (a) in at least three issuers located in different countries and (b) no more than 40% of its total assets in issuers located in any one country, except Brazil and Mexico, in which the fund may invest up to 60% of total assets in either country. Latin America Fund may invest up to 35% of its total assets in equity securities and debt securities of issuers located in the U.S.

  The investment objective of the Acquiring Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Under normal market conditions, the Acquiring Fund invests primarily in common stocks, preferred stocks and warrants to acquire such stocks of issuers located in emerging or developing markets, provided that the fund invests in at least three issuers located in different countries. The Acquiring Fund may invest up to 35% of its total assets in other equity securities, in debt obligations convertible into equity securities and in non-convertible debt securities.

  In other respects, however, the investment objectives, policies and restrictions of the Funds are substantially similar. To the extent that there are other differences in the policies and restrictions of the Funds, Acquired Fund shareholders should consider such differences. These differences are discussed below under "Comparison of Investment Objectives and Policies."

  MANAGEMENT AND OTHER SERVICE PROVIDERS. The business affairs of the Company are managed by its Board of Directors. For each of the Funds, AIB Govett, Inc. (the "Investment Manager") serves as investment adviser, AIB Govett Asset Management Limited serves as investment subadviser, FPS Broker Services, Inc. serves as distributor (the "Distributor"), FPS Services, Inc. serves as transfer agent and dividend paying agent (the "Transfer Agent"), The Chase Manhattan Bank serves as custodian, Chase Global Funds Services Company provides administration and accounting services and PricewaterhouseCoopers LLP is the independent auditor. See "Management."

  ADVISORY FEES AND EXPENSES. The following tables summarize the shareholder transaction expenses applicable to each Fund and the annual operating expenses for the Funds on an individual basis and for the Acquiring Fund on a pro forma basis after giving effect to the Reorganization. This table is followed by a helpful example illustrating the effect of these expenses on a $1,000 investment in each Fund.

SHAREHOLDER TRANSACTION EXPENSES APPLICABLE TO EACH FUND

                                                                 CLASS A RETAIL
                                                                 --------------
Shareholder Transaction Expenses
 Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................      None
 Maximum Sales Charge Imposed on Reinvested Dividends (as a per-
  centage of offering price)....................................      None
 Maximum Deferred Sales Charge (as a percentage of original pur-
  chase price or redemption proceeds, as applicable)............      None
 Redemption Fees (as a percentage of amount redeemed, if appli-
  cable)........................................................      None
 Exchange Fees..................................................      None

TABLE OF EXPENSES OF THE ACQUIRING FUND (INDIVIDUALLY AND ON A PRO FORMA
BASIS) AND EACH ACQUIRED FUND (AS OF JUNE 30, 1998)
-------------------------------------------------------------------------------

                                         PRO FORMA EMERGING MARKETS EQUITY
                                         FUND
GOVETT EMERGING MARKETS EQUITY FUND      (WITH BOTH ACQUIRED FUNDS)

                                                        CLASS A RETAIL
                                                        --------------
                          Annual Fund Operating
                           Expenses (as a percentage
                           of average net assets)*
                            Management Fees...........       1.00 %
                            12b-1 Fees*...............       0.38 %
                            Other Operating Expenses..       2.84 %
                            Other Non-Operating Ex-
                             penses...................       0.05 %
                                                            -----
                            Operating Expenses
                             (without reimbursement)..       4.22 %
                            Reimbursement*............      (1.72)%
                                                            -----
                            Total Fund Operating Ex-
                             penses...................       2.50 %
                                                            =====

                               CLASS A RETAIL
                               --------------
Annual Fund Operating
 Expenses (as a percentage of
 average net assets)*
  Management Fees............       1.00 %
  12b-1 Fees*................       0.38 %
  Other Operating Expenses...       2.31 %
  Other Non-Operating Ex-
   penses....................       0.04 %
                                   -----
  Operating Expenses (without
   reimbursement)............       3.69 %
  Reimbursement*.............      (1.19)%
                                   -----
  Total Fund Operating Ex-
   penses....................       2.50 %
                                   =====

                                         PRO FORMA EMERGING MARKETS EQUITY
                                         FUND
GOVETT ASIA FUND                         (WITH ASIA FUND ONLY)

                                                        CLASS A RETAIL
                                                        --------------
                          Annual Fund Operating
                           Expenses (as a percentage
                           of average net assets)*
                            Management Fees...........       1.00 %
                            12b-1 Fees*...............       0.38 %
                            Other Operating Expenses..       2.75 %
                            Other Non-Operating Ex-
                             penses...................       0.05 %
                                                            -----
                            Operating Expenses
                             (without reimbursement)..       4.13 %
                            Reimbursement*............      (1.63)%
                                                            -----
                            Total Fund Operating Ex-
                             penses...................       2.50 %
                                                            =====

                               CLASS A RETAIL
                               --------------
Annual Fund Operating
 Expenses (as a percentage of
 average net assets)*
  Management Fees............        1.00 %
  12b-1 Fees*................        0.38 %
  Other Operating Expenses...       15.01 %
  Other Non-Operating Ex-
   penses....................        0.01 %
                                   ------
  Operating Expenses (without
   reimbursement)............       16.39 %
  Reimbursement*.............      (13.89)%
                                   ------
  Total Fund Operating Ex-
   penses....................        2.50 %
                                   ======

                                         PRO FORMA EMERGING MARKETS EQUITY
                                         FUND
GOVETT LATIN AMERICA FUND                (WITH LATIN AMERICA FUND ONLY)

                                                        CLASS A RETAIL
                                                        --------------
                          Annual Fund Operating
                           Expenses (as a percentage
                           of average net assets)*
                            Management Fees...........       1.00 %
                            12b-1 Fees*...............       0.38 %
                            Other Operating Expenses..       2.45 %
                            Other Non-Operating Ex-
                             penses...................       0.05 %
                                                            -----
                            Operating Expenses
                             (without reimbursement)..       3.83 %
                            Reimbursement*............      (1.33)%
                                                            -----
                            Total Fund Operating Ex-
                             penses...................       2.50 %
                                                            =====

                               CLASS A RETAIL
                               --------------
Annual Fund Operating
 Expenses (as a percentage of
 average net assets)*
  Management Fees............       1.00 %
  12b-1 Fees*................       0.38 %
  Other Operating Expenses...       4.32 %
  Other Non-Operating Ex-
   penses....................       0.01 %
                                   -----
  Operating Expenses (without
   reimbursement)............       5.70 %
  Reimbursement*.............      (3.20)%
                                   -----
  Total Fund Operating Ex-
   penses....................       2.50 %
                                   =====

-------
* For the period ended June 30, 1998, AIB Govett, Inc. waived a portion of its management fee and reimbursed a portion of the other operating expenses of the Funds, so that the actual net operating expenses for the period were 2.50% of net assets for the Acquiring and Acquired Funds. As of February 1, 1998, the 12b-1 fee was reduced from 50 basis points to 35 basis points.

EXAMPLE:  You would pay the following expenses on a $1,000 investment assuming
          (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                                                                PRO FORMA ACQUIRING FUND
                         GOVETT EMERGING MARKETS EQUITY FUND   (WITH BOTH ACQUIRED FUNDS)
                         ----------------------------------- -------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         ---------------- ------------------ ------ ------- ------- --------
Class A Retail shares...  $     25 $     78$     133 $     284$25     $78    $133     $284
                                                                PRO FORMA ACQUIRING FUND
                                  GOVETT ASIA FUND                  (WITH ASIA FUND)
                         ----------------------------------- -------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         ---------------- ------------------ ------ ------- ------- --------
Class A Retail shares...  $     25 $     78$     133 $     284$25     $78    $133     $284
                                                                PRO FORMA ACQUIRING FUND
                              GOVETT LATIN AMERICA FUND         (WITH LATIN AMERICA FUND)
                         ----------------------------------- -------------------------------
                         1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                         ---------------- ------------------ ------ ------- ------- --------
Class A Retail shares...  $     25 $     78$     133 $     284$25     $78    $133     $284

THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

  MULTIPLE CLASS STRUCTURE; DISTRIBUTION ARRANGEMENTS. Each Fund has authorized three classes of shares: Class A Retail shares, Class B Retail shares and Institutional Class shares. Currently, each Fund only has Class A Retail shares outstanding. Only Class A Retail and Institutional Class shares may be purchased through securities dealers which have entered into sales agreements with the Distributor. When offered, Class A Retail and Institutional Class shares may be purchased at the next determined net asset value per share.

  In the proposed Reorganization, shareholders of the Asia Fund will receive Class A Retail shares of the Acquiring Fund, and shareholders of the Latin America Fund will receive Class A Retail shares of the Acquiring Fund, that is, the corresponding class of shares of the Acquiring Fund which they currently hold in each Acquired Fund, respectively. The Class A Retail shares of the Acquiring Fund have identical arrangements with respect to the imposition of distribution and service fees as Class A Retail shares of the Acquired Funds.

  DIVIDENDS AND CAPITAL GAINS. The Funds have identical policies with regard to dividends and distributions. Each Fund's policy is to distribute at least annually substantially all of their net investment income and net realized capital gains. After the closing of the Reorganization, Acquired Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the Acquiring Fund and those who currently have capital gains reinvested will continue to have capital gains reinvested in the Acquiring Fund. The number of shares received in connection with any such reinvestment will be based upon the net asset value per share of the applicable class of shares of the Acquiring Fund in effect on the record date. See "Comparative Information on Shareholder Services."

  EXCHANGE RIGHTS. Each Fund currently has identical exchange privileges to the other Funds. Shareholders of a Fund may exchange their shares for shares of a corresponding class of shares, when available, of the other publicly offered Govett Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other such fund may similarly exchange their shares for shares of an available corresponding class of any of the Funds. See "Comparative Information on Shareholder Services."

  REDEMPTION PROCEDURES. Each Fund offers the same redemption features, including the acceptance of redemption requests by mail, telephone and wire, provided that applicable conditions are met. Any request to redeem shares of either Acquired Fund received and processed prior to the Reorganization will be treated as a redemption of shares of that Acquired Fund. Any request to redeem shares received or processed after the Reorganization will be treated as a request to redeem shares of the Acquiring Fund. See "Comparative Information on Shareholder Services."

  MINIMUM ACCOUNT SIZE. Each Fund reserves the right to redeem an account if the aggregate value of the shares in such account is less than $500 for a period of 30 days after notice is mailed to the applicable shareholder. The Acquiring Fund shareholder accounts established pursuant to the Reorganization with a value of less than $500 will therefore be subject to redemption upon 30 days' prior notice. During such 30-day period, a shareholder will have the option of avoiding such redemption by increasing the value of the account to $500 or more.

                            PRINCIPAL RISK FACTORS

  The investment risks of the Funds generally are similar because of the similarities of investment objectives and policies of the Funds. However, the Asia Fund's ability to achieve its investment objective depends on the performance of stocks of companies located in Asia, whereas the Acquiring Fund's ability to achieve its investment objective depends on the performance of stocks of companies located in emerging markets, many of which may not be in Asia. Similarly, the Latin America Fund's ability to achieve its investment objective depends on the performance of stocks of companies located in Latin America, as well as government, corporate and other issuers to meet their continuing obligations for the payment of principal and interest on certain debt obligations. In contrast, the Acquiring Fund's ability to achieve its investment objective depends on the performance of stocks of companies located in emerging markets, many of which may not be in Latin America, and the Acquiring Fund is subject to an investment restriction that prohibits more than 35% of the assets of the Acquiring Fund from being invested in debt securities. See "Comparison of Investment Objectives and Policies." Such risks are more fully discussed under the captions "An Overview of the Funds," "Investment Techniques and Policies" and "Investment Risks" in the Prospectus of the Acquired Funds and the Acquiring Fund enclosed with this Prospectus/Joint Proxy Statement.

  Each of the Funds is subject to market risk--the possibility that stock and bond prices will decline over short, or even extended, periods--to a greater degree than domestic investments, as a result of a variety of factors that can affect stock and bond prices. For example, there may be less information publicly available about foreign companies, and less government regulation and supervision of foreign stock exchanges, securities dealers and publicly traded companies than is available about comparable U.S. entities. Accounting, auditing and financial reporting standards, practices and requirements are not uniform and may be less rigorous than U.S. standards. Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable U.S. companies. Trading settlement practices in some markets may be slower or less frequent than in the U.S., which could affect liquidity of a fund's portfolio. Trading practices abroad may offer less protection for investors. In some foreign countries, any or all of expropriation, nationalization and confiscation are risks to which companies may be subject. A foreign government's limits on the repatriation of distributions and profits and on the removal of securities, property or other assets from that country may affect a fund's liquidity and the value of its assets. Political or social instability, including war or other armed conflict, or diplomatic developments also could affect the Funds.

  The risks of investing in foreign securities are intensified if the investments are in emerging or developing markets. In general, these markets may offer special investment opportunities because their securities markets, industries and capital structure are growing rapidly, but investments in these countries involve special risks not present in the U.S. or in mature foreign markets, such as Germany or the United Kingdom. Settlement of securities trades may be subject to extended delays, so that securities purchased or the proceeds of sales of securities may not be received on a timely basis. Emerging economies generally have smaller, less developed trading markets and exchanges, which may affect liquidity, so that a Fund may not be able to dispose of those securities quickly and at a reasonable price. These markets may also experience greater volatility, which can materially affect the value of the Acquiring Fund's portfolio and, therefore, its net asset value. Emerging market countries may have relatively unstable governments. In such environments the risk of nationalization of business or of prohibitions on repatriation of assets is greater than in more stable, developed political and economic circumstances. The economy of a developing market country may be predominantly based on only a few industries, and it may be highly vulnerable to changes in local or global trade conditions. The legal and accounting systems, and mechanisms for protecting property rights, may not be as well developed as those in more mature economies. In addition, some emerging markets countries have general or industry-specific restrictions on foreign ownership that may limit or eliminate the Fund's opportunities to acquire desirable securities.

                        REASONS FOR THE REORGANIZATION

  In reaching the decision to recommend that the shareholders of the Acquired Funds vote to approve the Reorganization, the Board of Directors, including the Directors who are not interested persons of the Company, concluded that the Reorganization would be in the best interests of the respective Acquired Funds and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a consequence of the combination. The Directors considered a number of factors, including the smaller size and higher expenses of the Acquired Funds before fee waivers and reimbursements compared to the Acquiring Fund and the efficiencies resulting from combining the operations of two funds into a separate third fund with the same investment manager and subadviser, the same multiple class structure, the same distribution fees and similar investment objectives and policies.

  As reflected in the capitalization table in "Information About the Reorganization-- Capitalization" set forth below, each Acquired Fund is small. As a result, its expenses are relatively high and have been heavily subsidized by the Investment Manager or the Subadviser since inception; see "Table of Expenses of Acquiring Fund (individually and on a pro forma basis) and Acquired Funds" set forth in the "Summary" above. The Investment Manager reserves the right to discontinue at any time its voluntary subsidization of expenses of each Acquired Fund; consequently, either or both Acquired Funds' expenses could increase in the future. On the other hand, the Acquiring Fund has substantially more assets and a lower actual expense ratio. By combining the assets of either or both Acquired Funds with the Acquiring Fund, each Acquired Fund may, over time, benefit from certain economies of scale. In particular, greater portfolio diversification and more efficient portfolio management could result from a larger asset base. Greater diversification is expected to be beneficial to shareholders because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the portfolio as a whole. Because each Fund has the same investment adviser, subadviser, custodian, transfer agent and distributor, combining either or both Acquired Funds with the Acquiring Fund could, over time, produce administrative economies of scale, resulting in net benefits to the Acquired Funds' shareholders.

  These benefits substantially offset the loss to the shareholders of the Asia and Latin America Funds of having a fund more devoted to investments in companies located in each respective region, as compared to the Acquiring Fund which focuses more on securities of companies located in emerging markets.

  THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE PROPOSED REORGANIZATION IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF EACH ACQUIRED FUND AND RECOMMENDS THAT SHAREHOLDERS OF EACH ACQUIRED FUND VOTE FOR THE REORGANIZATION.

                     INFORMATION ABOUT THE REORGANIZATION

  At a meeting held on August 14, 1998, the Board of Directors of the Company approved the Plan of Reorganization substantially in the form set forth as Exhibit A to this Prospectus/Joint Proxy Statement.

  PLAN OF REORGANIZATION. The Plan of Reorganization provides that, at the Closing, the Acquiring Fund will acquire all of the assets of either or both of the Acquired Funds (subject to the assumption by the Acquiring Fund of all of the liabilities of the respective Acquired Fund reflected on an unaudited statement of assets and liabilities) in exchange for Acquiring Fund Shares. The aggregate net asset value of full and fractional Acquiring Fund Shares to be issued to shareholders of the Asia Fund and Latin America Fund will equal the value of the aggregate net assets of each respective Fund as of the close of business on the Valuation Date. The number of Class A Retail shares to be issued to each Acquired Fund will be determined by dividing (a) the aggregate net assets in Class A Retail shares of that Acquired Fund by (b) the net asset value per Class A Retail share of the Acquiring Fund, each computed as of the close of business on the Valuation Date. Portfolio securities of the Funds will be valued in accordance with the valuation practices of the Acquiring Fund which are described under the caption "Management of the Funds How the Funds Value Their Shares" of the Acquiring Fund Prospectus and which are identical to those of the Acquired Funds.

  The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of each Acquired Fund prepared as of the close of business on the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund will assume only those liabilities of each Acquired Fund reflected in that unaudited statement of assets and liabilities and will not assume any other liabilities. Such statement of assets and liabilities will reflect all liabilities known to the such Acquired Fund as of the date thereof. At or prior to the Closing, each Acquired Fund shall declare a dividend or dividends which, together with all prior such dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company income for all taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing.

  At or as soon as practicable after the Closing, each Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Valuation Date the full and fractional Acquiring Fund Shares received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of the Acquiring Fund in the name of each such shareholder of such Acquired Fund, representing the respective pro rata number of full and fractional Acquiring Fund Shares due such shareholder. All of the Acquiring Fund's future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of the Acquiring Fund at the price in effect as described in the Acquiring Fund's current Prospectus on the respective payment dates in accordance with instructions previously given by the shareholder to the Acquired Fund's transfer agent. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Acquired Fund will be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing Class A Retail shares of each Acquired Fund will be rendered null and void and nonnegotiable; upon special request and surrender of such certificates to the Transfer Agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Acquiring Fund Shares issuable with respect thereto.

  Notwithstanding approval by shareholders of either or both Acquired Fund, the Plan of Reorganization may be terminated at any time prior to the consummation of the Reorganization with respect to either Acquired Fund without liability on the part of any the Company or its Directors, officers or shareholders, by the Company if circumstances should develop that, in the opinion of the Company, make proceeding with the Reorganization with respect to either or both Acquired Funds inadvisable. The Plan of Reorganization may be amended, waived or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Company; provided, however, that following the Meeting, no such amendment, waiver or supplement may have the effect of changing the provision for determining the number of Acquiring Fund Shares to be issued to the shareholders of each Acquired Fund to the detriment of such shareholders without their further approval. The expenses incurred in connection with entering into and carrying out the provisions of the Plan of Reorganization, whether or not the Reorganization is consummated, will be paid for by the Investment Manager.

  DESCRIPTION OF ACQUIRING FUND SHARES. Full and fractional shares of the Acquiring Fund will be issued to the Acquired Fund shareholders in accordance with the procedures under the Plan of Reorganization as described above. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Board of Directors of the Company may grant in its discretion.

  FEDERAL INCOME TAX CONSEQUENCES. Counsel to the Funds, Goodwin, Procter & Hoar LLP, will opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes: (i) the transfer of all the assets of each Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by such Acquired Fund or the Acquiring Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for Acquiring Fund Shares; (iii) no gain or loss will be recognized by shareholders of either Acquired Fund upon the exchange of the Acquired Fund shares for Acquiring Fund Shares; (iv) the basis of Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the basis of the Acquired Fund shares exchanged therefor; (v) the basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the basis of such assets in the hands of such Acquired Fund immediately prior to the Reorganization. The receipt of such an opinion upon the Closing is a condition to the consummation of the Reorganization. If the transfer of the assets of either Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of such liabilities of such Acquired Fund do not constitute a tax-free reorganization, each shareholder of such Acquired Fund will recognize gain or loss equal to the difference between the value of Acquiring Fund Shares such shareholder acquires and the tax basis of such shareholder's Acquired Fund shares.

  As of December 31, 1997, Asia Fund had a capital loss carryforward available to offset future capital gains of approximately $2.0 million. As of the same date, Latin America Fund had approximately $900,000 of capital loss carryforward. These amounts may be further increased or decreased as a result of trading activity between January 1, 1998 and the date the Reorganization is completed. Under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryforward of each Acquired Fund assuming that, as anticipated, the Reorganization qualifies as a tax-free reorganization under
Section 368(a) of the Code, as
discussed in the preceding paragraph. The carryforward period for each Acquired Fund's respective capital losses is limited to eight years after the taxable year in which the capital losses were incurred.

  As a result of the Reorganization, each Acquired Fund may be deemed to have undergone an ownership change as defined under Section 382 of the Code. If so, the amount of capital loss carryforward and certain built-in loss recognition which can be taken into account each year by the Acquiring Fund to offset any of its realized capital gains will be limited generally to an amount equal to the fair market value of the affected Acquired Fund on the date the Reorganization is consummated, multiplied by the long-term tax-exempt rate (promulgated by the IRS) in effect at that time. In addition, to the extent the Acquiring Fund absorbs each capital loss carryforward, such absorption will affect the amounts of capital gains that can be distributed to all shareholders of the Acquiring Fund and not only to shareholders of Asia Fund or Latin America Fund immediately before the Reorganization.

  As is customary in mutual fund reorganizations, the Plan of Reorganization does not provide for any adjustment to the number of shares that Acquired Fund Shareholders receive to reflect any potential income tax effect of the capital loss carryforward. It is not anticipated that there will be distributions to shareholders of current or future net realized gains on investments until the capital loss carryforwards are offset or expire, although any such gains would be reflected in the calculation of net asset value.

  Shareholders of the Acquired Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. The foregoing discussion only relates to the federal income tax consequences of the Reorganization, and shareholders of the Acquired Funds should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

  CAPITALIZATION. The following table sets forth the capitalization of each Fund as of June 30, 1998, and on a pro forma basis as of that date giving effect to each and both proposed acquisitions of assets at net asset value. The pro forma data reflects an exchange ratio of 0.452 for Class A Retail shares of the Acquiring Fund issued for each Class A Retail share of the Asia Fund and an exchange ratio of 0.753 for Class A Retail shares of the Acquiring Fund issued for each Class A Retail share of the Latin America Fund.

                                                                               COMBINED             COMBINED
                                             COMBINED ASIA AND    LATIN     LATIN AMERICA     ASIA, LATIN AMERICA
                          ACQUIRING  ASIA      ACQUIRING FUND    AMERICA  AND ACQUIRING FUND   AND ACQUIRING FUND
                            FUND     FUND   AFTER REORGANIZATION  FUND   AFTER REORGANIZATION AFTER REORGANIZATION
                          --------- ------- -------------------- ------- -------------------- --------------------
Net assets (in 000s) ...    $19,414   $ 949        $20,363        $2,980        $22,394              $23,343
Net asset value per
 share Class A Retail ..    $  9.76   $4.41        $  9.76        $ 7.35        $  9.76              $  9.76
Shares outstanding
 Class A Retail ........  1,989,192 215,341      2,086,415       405,647      2,294,488            2,391,749

  The table set forth above should not be relied on to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

  The following table sets forth the number of outstanding shares of common stock of each Fund as of June 30, 1998. No outstanding shares of any Fund were beneficially owned by the Investment Manager.

                                                                    TOTAL SHARES
   NAME OF FUND                                                     OUTSTANDING
   ------------                                                     ------------
   Asia Fund Class A Retail Shares.................................    215,341
   Latin America Fund Class A Retail Shares........................    405,647
   Acquiring Fund Class A Retail Shares............................  1,989,192

  In addition, as of such date, the Directors and officers of the Company as a group owned less than one percent of the outstanding shares of each Fund. The Investment Manager and its affiliates have indicated to the Company that with respect to their shares of the Acquired Funds they intend to vote for and against the proposal in the same relative proportion as do the other shareholders of the Acquired Funds who cast votes at the Meeting.

  The following persons or entities either beneficially, as of June 30, 1998, owned or were the shareholder of record of more than 5% of the outstanding shares of the Acquired Funds:

                                  PERCENT OF
   NAME OF FUND                  SHARES OWNED        NAME AND ADDRESS OF HOLDER
   ------------                  ------------       ----------------------------
   Govett Asia Fund                  6.35%          James G. Lindell
                                                    9257 Wedgewood Drive
                                                    Woodbury, MN 55125
   Govett Latin America Fund        18.77%          Charles Schwab & Co. Inc.*
                                                    Special Custody Acc't
                                                    Exclu Bene Cust
                                                    Attention Mutual Funds
                                                    Montgomery St.
                                                    San Francisco, CA 94104-4122

--------
*The investment adviser believes this account holder does not beneficially own any of the shares in this account.

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

  Information about the investment objectives and policies of the Funds is summarized below. More complete information regarding the same is set forth in the Prospectus of the Funds dated April 17, 1998, as supplemented June 4, 1998 and August 24, 1998, which is incorporated by reference herein (a copy is enclosed), and in the Statement of Additional Information which has been filed with the Securities and Exchange Commission in connection with the Reorganization. Shareholders should consult the Prospectus and the Statement of Additional Information for a more detailed comparison.

  INVESTMENT OBJECTIVES. The investment objective of the Asia Fund is to seek long-term capital appreciation by investing primarily in equity securities of companies located in Asia. Under normal market conditions, Asia Fund invests primarily in common stocks, preferred stocks and warrants to acquire such stocks of issuers located in any country in Asia, provided that the fund invests in at least three issuers located in different countries. Asia Fund may invest up to 35% of its total assets in other equity securities, in debt obligations convertible into equity securities and in non-convertible debt securities.

  The investment objective of the Latin America Fund is to seek long-term capital appreciation by investing primarily in equity and debt securities of issuers located in Latin America. Under normal market conditions, Latin America Fund invests primarily in common stocks, preferred stocks, warrants to acquire such stocks and debt securities (such as, government or sovereign or corporate bonds, notes and debentures) of issuers located in any country in Latin America. Latin America Fund must invest (a) invests in at least three issuers located in different countries and (b) no more than 40% of its total assets in issuers located in any one country, except Brazil and Mexico, in which the fund may invest up to 60% of total assets in either country. Latin America Fund may invest up to 35% of its total assets in equity securities and debt securities of issuers located in the U.S.

  The investment objective of the Acquiring Fund is to seek long-term capital appreciation by investing primarily in equity securities of issuers located in emerging markets. Under normal market conditions, the Acquiring Fund invests primarily in common stocks, preferred stocks and warrants to acquire such stocks of issuers located in emerging or developing markets, provided that the fund invests in at least three issuers located in different countries. The Acquiring Fund may invest up to 35% of its total assets in other equity securities, in debt obligations convertible into equity securities and in non-convertible debt securities.

  The principal difference in the investment objectives of the Funds is that under normal market conditions, the Asia Fund focuses its investments in companies located in Asia and the Latin America Fund focuses its investments in companies located in Latin America, while the Acquiring Fund focuses more on securities of companies located in emerging markets, which may not include those countries covered by the Asia Fund or the Latin America Fund. Also, the Latin America Fund may invest a greater proportion of its assets in debt securities,whereas the Acquiring Fund primarily invests in equity securities and may only invest up to 35% of its total assets in debt securities.

  INVESTMENT RESTRICTIONS. The investment restrictions of the Funds are substantially similar. Set forth below is a summary of each fund's investment restrictions. The summary is qualified in its entirety by reference to and is made subject to the complete text of the investment restrictions of each fund, which are set forth in the Statement of Additional Information of the funds. Certain of the investment restrictions of each Fund are deemed fundamental, which means that they may not be changed without the approval of a majority of such fund's outstanding voting securities (as defined in the 1940 Act). Investment restrictions which are not deemed fundamental may be changed by a the Directors without shareholder approval.

  The following are the fundamental investment limitations of each Fund. No Fund may:

    1. Borrow money or mortgage or pledge any of its assets, except that a Fund may borrow from banks, for temporary or emergency purposes, up to 33 1/3% of its total assets and pledge up to 33 1/3% of its total assets in connection therewith. Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets at any time will be reduced within three (exclusive of Sundays and legal holidays) to the extent necessary to comply with the 33 1/3% limitation. No Fund may purchase securities when borrowings exceed 5% of its assets. Borrowings for purposes of this restriction include reverse repurchase agreements.

    2. Purchase any securities on "margin," or underwrite securities, except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Funds may make margin deposits in connection with futures contracts and options.

    3. Make loans if, as a result, more than 33 1/3% of a Fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objectives, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities. Portfolio securities may be loaned only if continuously collateralized at least 100% by "marking-to-market" daily.

    4. Invest 25% or more of its total assets in the securities of issuers in a single industry (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

    5. Purchase from, or sell any portfolio securities to, a Fund's officers or Directors, or any firm of which any such officer or Director is a member, as principal, except that a Fund may deal with such persons or firms as securities dealers and pay a customary brokerage commission; or retain securities of any issuer, if to the knowledge of a Fund, one or more of its officers, Directors or investment managers own beneficially more than one-half of 1% of the securities of such issuer and all such persons together own beneficially more than 5% of such securities.

    6. Purchase the securities of any issuer if, as a result thereof, more than 5% of the value of total assets of any Fund would be invested in the securities of companies which, including predecessors, have a record of less than three years' continuous operations.

    7. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, any such Fund, or the Company as a whole, would own more than 10% of the outstanding voting securities of such issuer.

    8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any otherwise permitted borrowings, mortgages or pledges, or (b) entering into option contracts, forward contracts or repurchase transactions.

    9. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after, and as a result of such investment, more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, provided that the Latin America is not restricted in this regard. This restriction does not apply to investments in U.S. government or agency securities.

    10. Make investments for the purpose of exercising control, or underwrite the securities of other issuers, except insofar as a Fund may be technically deemed an underwriter in connection with the disposition of its portfolio securities.

    11. Purchase interests in oil, gas or other mineral exploration or development programs, including mineral leases, although the Funds may invest in common stocks of companies which invest in or sponsor such programs.

    12. Purchase or sell real estate or real estate limited partnerships or securities issued by companies that invest in real estate or interests therein.

    13. Purchase commodities or commodity contracts (including futures contracts), except that the Funds may purchase securities of issuers which invest or deal in commodities or commodity contracts, and except that the Funds may enter into futures and options contracts only for hedging purposes.

  In order to change any restriction which is a fundamental policy, approval must be obtained from the respective Fund's shareholders; this would require the affirmative vote of the lesser of (i) 67% or more of the respective Fund's outstanding voting securities that are represented at the meeting if more than 50% of the outstanding voting securities of the respective Fund are represented, or (ii) more than 50% of the respective Fund's outstanding voting securities.

  The following investment limitations are not fundamental, and may be changed without prior shareholder approval (they, too, apply to each Fund).

  The Funds do not currently intend to:

    1. Engage in any reverse repurchase agreements if, as a result, more than 5% of a Fund's net assets would be subject to reverse repurchase agreements.

    2. Purchase or otherwise acquire any security or enter into a repurchase agreement with respect to any security if, as a result, more than 5% of a Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of interest and principal within seven days, or in securities that are illiquid by virtue of legal or contractual restrictions on resale or for which there is no readily available market.

    3. Purchase securities of another investment company, except as permitted by the 1940 Act and other applicable laws.

    4. Lend assets, other than portfolio securities, to other parties, except by purchasing debt securities and engaging in repurchase agreements. Portfolio securities may be loaned only if continuously collateralized at least 100% by "marking-to-market" daily. The Funds, however, do not currently intend to lend their portfolio securities during the current fiscal year.

    5. Make short sales of securities or maintain a short position, unless at all times when a short position is open the respective Fund owns an equal amount of such securities or securities convertible or exchangeable into, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 5% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time.

    6. Purchase a security if, as a result thereof, more than 5% of a Fund's net assets would be invested in warrants or more than 2% of such Fund's net assets will be invested in warrants which are not listed on the American or New York Stock Exchange.

    7. Invest more than 5% of its net assets in securities restricted as to resale or in illiquid securities.

  INVESTMENT TECHNIQUES. In addition, each Fund follows the following investment techniques.

  Depository Receipts. The Funds may invest in sponsored and unsponsored American Depository Receipts ("ADPs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and similar global instruments to the extent that they may invest in the underlying securities.

  Investment in Debt Securities and Commercial Paper. With respect to each of the Asia Fund and the Acquiring Fund, at least 75% of Fund's total assets invested in non-convertible debt securities other than commercial paper must be rated, at the time of purchase, at least in the A category by Standard & Poor's Corporation or Moody's Investors Services, Inc., or if unrated, determined to be of comparable quality by the Investment Manager. The Funds' commercial paper investments also must, at the time of purchase, be rated at least Prime-2 by Moody's or A-2 by Standard & Poor's, or if unrated, determined to be of comparable quality by the Investment Manager.

  Temporary Strategies. To retain flexibility to respond promptly to adverse changes in market and economic conditions, the Investment Manager, in its discretion, may use temporary defensive strategies. This may cause a Fund to deviate from its normal investment policy.

  Hedging Strategies. Each Fund may use certain hedging strategies to attempt to reduce the overall level of investment and currency risk normally associated with its investments, although there can be no assurance that such efforts will succeed. It is currently intended that no Fund will place more than 5% of its net assets at risk in any one hedging transactions or securities.

  Repurchase Agreements. Each Fund may enter into repurchase agreements.

  Investment in Other Investment Companies. Each Fund may invest in such companies to the extent permitted under the 1940 Act. The Funds may not invest in any investment companies managed by the Investment Manager or any of its affiliates.

  Restricted Securities. The Funds may invest in foreign securities that are restricted against transfer within the U.S. or to U.S. persons.

  In addition, each of the Asia Fund and the Acquiring Fund is a "diversified company," as that term is defined in the 1940 Act. As a diversified company, each Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any one issuer (excluding the U.S. Government and its agencies) or more than 10% of the outstanding voting securities of any one issuer. The Latin America Fund is not a diversified company.

             COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

  Class A Retail shares of each Fund are not subject to an initial sales charge.

  The Funds have adopted the Class A Distribution and Service Plan Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with regulations promulgated under the 1940 Act. Fund shares generally are purchased through mutual fund "supermarkets" and wrap programs, which provide certain shareholder support and administrative services. The distribution fees are used primarily to offset the expenses of the mutual fund supermarkets and wrap programs in providing those services. Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual rate of 0.35% of the average daily value of the net assets of each Class A Retail shares. No service fee is charged for Class A Retail shares.

                COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

  The Funds offer the same shareholder services, including the dividend and distribution reinvestment privileges, a systematic withdrawal plan, a dividend allocation plan, telephone purchases, telephone exchanges, telephone redemptions and an automatic investment program. Because each Fund currently offers the same shareholder services, after the closing of the proposed Reorganization the same services will continue to be available to the shareholders of the Acquired Funds.

                                  FISCAL YEAR

  Each Fund operates on a fiscal year ending December 31.

                 COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

  Each Fund is a series of the Company, a Maryland corporation governed by its Articles of Incorporation and By-laws. Each share of any Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that Fund as declared by the Board of Directors. Moreover, certain matters will involve separate votes of one or more series of a Company, while others will require a vote of the Company's shareholders as a whole. The foregoing is only a summary of certain of the provisions of the Company's Articles of Incorporation and By-laws. Shareholders should refer directly to the provisions of the Articles of Incorporation and By-laws for their full text.

                                  MANAGEMENT

  The business affairs of the Company are managed by its Board of Directors. The investment manager for each of the Funds is AIB Govett, Inc. (the "Investment Manager") and the investment subadviser of each of the Funds is AIB Govett Asset Management Limited (the "Investment Subadviser"). The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Directors. The Investment Subadviser is charged with the responsibility of managing the investment portfolios of each of the Funds, subject to the authority of the Investment Manager and the Board of Directors. The Investment Manager and the Investment Subadviser are wholly-owned subsidiaries of AIB Asset Management Holdings Limited ("AIBAMH"), which is majority-owned by Allied Irish Banks plc. As of September 30, 1998, the AIBAMH group had approximately $15 billion under management.

  The Investment Manager and the Investment Subadviser are part of a broad network of affiliated offices worldwide, with principal offices in London, Dublin, San Francisco and Singapore, which are supported in turn by a global network of affiliated investment and research offices in Baltimore, Budapest, Mexico City, Rio de Janiero, Poznan (Poland), Kuala Lumpur, Seoul and Taipei. Each Fund's portfolio is managed by a team under the supervision of the Investment Subadviser's Managing Director of Investments. Each team follows investment policies and strategies determined by the Investment Subadviser's Global Investment Policy Committee, consisting of the chief investment officers of the principal offices, and an investment process based on interaction among regional specialist desks.

  For each of the Funds, FPS Broker Services, Inc. serves as distributor, FPS Services, Inc. serves as transfer agent and dividend paying agent, The Chase Manhattan Bank serves as custodian, Chase Global Funds Services Company provides administration and accounting services and PricewaterhouseCoopers LLP is the independent auditor.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

  Information about the Funds is included in their current Class A Retail Shares Prospectus dated April 17, 1998, as supplemented June 4, 1998 and August 24, 1998, a copy of which is included herewith and incorporated by reference herein. Additional information about the Funds is included in the Funds' Statement of Additional Information dated April 17, 1998, as supplemented August 24, 1998, and in the Annual Report of the Company for the year ended December 31, 1997 and the Semi-Annual Report of the Company for the period ended June 30, 1998. This Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference herein. Copies of this Statement, Annual Report, and Semi-Annual Report may be obtained without charge by writing to The Govett Funds, Inc., P.O. Box 61503, King of Prussia, PA 19406-0903 or by calling (800) 821-0803.

  The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files proxy material, reports and other information with the Securities and Exchange Commission. These reports can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, NW, Washington DC 20549 at prescribed rates.

                              VOTING INFORMATION

  Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated proxy to the Company at the address of the Company set forth on the cover page of this Prospectus/Joint Proxy Statement prior to the date of the Meeting. Shareholders of record of the Acquired Funds at the close of business on October 5, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Prospectus/Joint Proxy Statement, proxies and accompanying Notice of Meeting were first sent or given to shareholders of the Funds on or about October 16, 1998.

  As of the Record Date, there were approximately 204,162.333 issued and outstanding Class A Retail shares of the Asia Fund and approximately 326,029.176 issued and outstanding Class A Retail shares of the Latin America Fund. Each share of each such Fund is entitled to one vote, with a proportionate vote for each fractional share, and may only be voted on this matter as it relates to such Fund.

  If the enclosed proxy (or proxies in the event the shareholder holds shares of both Acquired Funds) is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the proxy. Unless instructions to the contrary are marked thereon, the proxy will be voted for the proposal described herein and, in the discretion of the persons named herein as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Directors does not currently know of any matter to be considered at the Meeting other than the proposal to approve the Plan of Reorganization.

  The affirmative vote of the holders of a majority of the outstanding shares of an Acquired Fund (within the meaning of the 1940 Act), voting together as a single series, is required to approve the Plan of Reorganization on behalf of such Fund. Under the 1940 Act, the vote of a majority of the outstanding shares means the vote of the lesser of (a) 67% or more of the shares of a Fund, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of a Fund, voting together as a single class. Approval of the Plan of Reorganization by the shareholders of an Acquired Fund is a condition of the consummation of the Reorganization with respect to such Fund. If the Reorganization is not approved by the shareholders of such Fund, the Directors of the Company will continue the management of the such Fund and the Acquiring Fund, respectively, and may consider other alternatives in the best interests of each Fund's shareholders.

  The holders of a majority of the shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy constitute a quorum for the Meeting with respect to such Fund; however, as noted above, the affirmative vote of a majority of the shares of such Fund, voting together as a single series is required to approve the Reorganization. In the event a quorum is not present at the Meeting or in the event a quorum is present at the Meeting but sufficient votes to approve the Plan of Reorganization are not received, the persons named as proxies may propose one or more adjournments without further notice to shareholders of the Meeting to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

  For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist each Acquired Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposals to be acted upon at the Meeting.

  Expenses of the Reorganization will be borne by the Investment Manager. Such expenses include costs of preparing, printing and mailing the enclosed proxy, accompanying notice and Prospectus/Joint Proxy Statement and all other costs in connection with solicitation of proxies, including any additional solicitation by letter, telephone or telegraph. In addition to solicitation of proxies by mail, officers of the Company and officers and regular employees of the Investment Manager, affiliates of the Investment Manager, or other representatives of the Company may also solicit proxies by telephone or telegram or in person. A proxy solicitation firm may also be retained to assist in any special, personal solicitation of proxies. The costs of retaining such a firm will be borne by the Investment Manager.

  THE DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS OF THE COMPANY, RECOMMEND APPROVAL BY EACH ACQUIRED FUND'S SHAREHOLDERS OF THE PLAN OF REORGANIZATION.

                                    EXPERTS

  The financial statements of the Funds included in the Statement of Additional Information have been incorporated herein by reference in reliance on the reports of PricewaterhouseCoopers LLP, independent certified public accountants, given on the authority of that firm as experts in accounting and auditing. Certain legal matters with respect to the issuance of the shares of the Company will be passed upon by Goodwin, Procter & Hoar LLP, Boston, Massachusetts. In rendering such legal opinion, Goodwin, Procter & Hoar LLP may rely on an opinion of Maryland counsel.

                                 OTHER MATTERS

  The Board of Directors does not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                       NO ANNUAL MEETING OF SHAREHOLDERS

  There will be no annual or further special meetings of shareholders of the Acquired Funds unless required by applicable law or called by the Directors of the Company in their discretion.

  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company, 250 Montgomery Street, Suite 1200, San Francisco, California 94104. Shareholder proposals should be received in a reasonable time before the solicitation is made.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

                                                                      EXHIBIT A

                            PLAN OF REORGANIZATION

  PLAN OF REORGANIZATION dated as of          , 1998 by The Govett Funds,
Inc., a Maryland corporation (the "Company"), on behalf of Govett Asia Fund (the "Asia Fund"), Govett Latin America Fund (the "Latin America Fund," and together with the Asia Fund, the "Acquired Funds"), and Govett Emerging Markets Fund (the "Acquiring Fund," and together with the Acquired Funds, the "Funds"), each a series of the Company.

                                  WITNESSETH:

  WHEREAS, the Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, this Plan is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of (a) the transfer of all of the assets of the Asia Fund in exchange solely for Class A Retail shares of common stock, $.00001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Asia Fund and the distribution, after the Closing hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Asia Fund in liquidation of the Asia Fund, all upon the terms and conditions hereinafter set forth in this Plan and (b) the transfer of all of the assets of the Latin America Fund in exchange solely for Class A Retail shares of common stock, $.00001 par value per share, of the Acquiring Fund ("Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain liabilities of the Latin America Fund and the distribution, after the Closing hereinafter referred to, of Acquiring Fund Shares to the shareholders of the Latin America Fund in liquidation of the Latin America Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the "Reorganization"); and

  WHEREAS, the Directors of the Company, including a majority of the Directors who are not interested persons, have determined that participating in the transactions contemplated by this Plan is in the best interests of each of the Funds.

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

  1. Transfer of Assets. Subject to the terms and conditions set forth herein,
     ------------------
at the closing provided for in Section 3 (the "Closing"), the Company on behalf of each Acquired Fund shall transfer all of the assets of such Acquired Fund, and assign all Assumed Liabilities (as hereinafter defined) to the Acquiring Fund, and the Company on behalf of the Acquiring Fund shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Company on behalf of such Acquired Fund of Acquiring Fund Shares having a net asset value equal to the value of the net assets of the Acquired Fund transferred (the

"New Shares"). "Assumed Liabilities" shall mean all liabilities, including all expenses, costs, charges and reserves, reflected in an unaudited statement of assets and liabilities of the Acquired Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of the Acquired Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of the Acquiring Fund. All Assumed Liabilities of the Acquired Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

  2. Liquidation of the Acquired Fund. At or as soon as practicable after the
     --------------------------------
Closing, each Acquired Fund will be liquidated and the New Shares that have been delivered to the Company on behalf of such Acquired Fund will be distributed to the shareholders of the Acquired Fund, each shareholder to receive New Shares of the corresponding class equal to the pro rata portion of shares of beneficial interest of the Acquired Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of the Acquired Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Company shall take all steps necessary to effect a complete liquidation and dissolution of the Acquired Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of the Acquired Fund will be deemed for all purposes to evidence ownership of the number of Acquiring Fund Shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates originally representing Class A Retail shares of the Acquired Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to FPS Services, Inc. as transfer agent, holders of these nonnegotiable certificates shall be entitled to receive certificates representing the number of Acquiring Fund Shares issuable with respect thereto.

  3. Conditions Precedent. The obligations of the Company on behalf of each
     --------------------
Acquired Fund and the Acquiring Fund to effectuate the plan of reorganization and liquidation hereunder with respect to such Acquired Fund shall be subject to the satisfaction of the following conditions:

  (a) At or immediately prior to the Closing, the Company shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of such Acquired Fund all of such Fund's investment company taxable income for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

  (b) A registration statement of the Company on behalf of the Acquiring Fund on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Directors of the Company to be necessary and appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

  (c) The New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

  (d) The Company on behalf of the Acquiring Fund and such Acquired Fund shall have received an opinion from Goodwin, Procter & Hoar LLP regarding certain tax matters in connection with the Reorganization;

  (e) The Company on behalf of the Acquiring Fund shall have received a limited review report, in accordance with established accounting standards for such reports, of PricewaterhouseCoopers LLP, auditors for the Company, as to the unaudited statement of assets and liabilities described in
  Section 1 of this Plan; and

  (f) A vote approving this plan of reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding Class A Retail shares of common stock of such Acquired Fund, voting together as a single class, entitled to vote at the special meeting of shareholders of the Acquired Fund duly called for such purpose;

  Notwithstanding the foregoing, nothing in this Plan shall obligate the Company to effectuate the plan of reorganization and liquidation with respect to one Acquired Fund even if all of the conditions of this Section 3 have been satisfied with respect to the other Acquired Fund, and nothing in this Plan shall prevent the Company from effectuating the plan of reorganization and liquidation with respect to one Acquired Fund even if all of the conditions of this Section 3 have not been satisfied with respect to the other Acquired Fund.

  4. Closing. With respect to each Acquired Fund, the Closing shall be held at
     -------
the offices of Goodwin, Procter & Hoar LLP, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and shall occur (a) immediately prior to the opening of business on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of such Acquired Fund at which this Plan is considered or (b) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following, the Closing, the Acquiring Fund shall distribute the New Shares to the Acquired Fund Record Holders (as herein defined) by instructing the Acquiring Fund to register the appropriate number of New Shares in the names of the Acquired Fund's shareholders, and the

Acquiring Fund agrees promptly to comply with said instruction. The shareholders of record of the Acquired Fund as of the close of business on the Valuation Date shall be certified by the Company's transfer agent (the "Acquired Fund Record Holders").

  5. Expenses. The expenses incurred in connection with the transactions
     --------
contemplated by this Plan, whether or not the transactions contemplated hereby are consummated, will be borne by AIB Govett, Inc.

  6. Termination. This Plan and the transactions contemplated hereby may be
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terminated and abandoned with respect to either or both Acquired Funds by resolution of the Board of Directors of the Company at any time prior to the Closing if circumstances should develop that, in the opinion of the Board of Directors, in its sole discretion, make proceeding with this Plan inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either Acquired Fund or the Acquiring Fund, or the Company's Directors or officers, to any other person.

  7. Amendments. This Plan may be amended, waived or supplemented in such
     ----------
manner as may be mutually agreed upon in writing by the authorized officers of the Company acting on behalf of each Fund; provided, however, that following the meeting of Acquired Funds' shareholders called by the Company pursuant to
Section 3(f) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Funds' shareholders under this Plan to the detriment of such shareholders without their further approval.

  8. Governing Law. This Plan shall be governed and construed in accordance
     -------------
with the laws of the State of Maryland, except as to matters of conflicts of laws.

  9. Further Assurances. The Company shall take such further action, prior to,
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at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

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